Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Business Combinations
RDX® Asset Acquisition
In August 2015, the Company completed an acquisition of assets related to the RDX® removable disk product lines and related inventory from Imation Corp. (“Imation”). The Company issued 1,529,126 common shares with an approximate value of $6.1 million, and a warrant exercisable for 250,000 additional common shares in connection with certain purchase price adjustments under the asset purchase agreement. In February 2016, Imation exercised the warrant and the Company issued 250,000 common shares at $0.01.
In addition, the Company and Imation entered into that certain Lock-Up Agreement, dated as of August 10, 2015, which imposed limitations on the transfer and sale of the common shares issued to Imation at closing and requires that Imation vote its shares in accordance with any recommendation of the Company’s board of directors for a designated period of time.
The asset purchase agreement also terminated an existing license agreement and settled all disputes between the parties. We incurred acquisition related expenses of $0.2 million which consisted primarily of due diligence, legal and other one-time charges and are included in general and administrative expense in the consolidated statements of operations.
A summary of the estimated fair values of the assets acquired and liabilities assumed is as follows (in thousands):

Inventory	$1,673
Other current assets	100
Property and equipment	789
Identifiable intangible assets	670
Total identifiable assets acquired	3,232
Contingent liability	(2,376)
Other liabilities	(20)
Net identifiable assets acquired	836
Goodwill	5,311
Net assets acquired	$6,147

Goodwill is comprised of realization of expanded market share which provides greater control over the backup appliance components that form a key part of Sphere 3D’s strategy to deliver comprehensive virtualization, storage and data management for on premise, cloud and hybrid infrastructures. In December 2015, goodwill increased by $2.4 million, related to contingent consideration to Imation. The above table reflects such adjustment.
The fair value estimates for the assets acquired and liabilities assumed for the acquisition were based on estimates and analysis, including work performed by third party valuation specialists. The goodwill recognized upon acquisition is deductible for tax purposes.
The results of operations related to this acquisition have been included in our consolidated statements of operations from the acquisition date. Pro forma results of operations have not been presented because at this time it is impracticable to provide as the information is not available at the level of detail required.
The identified intangible assets as of the date of acquisition consisted of the following (in thousands):

	Estimated Fair Value	Weighted- Average Useful Life (years)
Developed technology	$190	0.5
Customer relationships	480	21.3
Total identified intangible assets	$670	15.4

Overland Acquisition
On December 1, 2014, the Company completed its acquisition of Overland for a purchase price of $69.7 million. Included in this amount are 8.6 million common shares valued as of December 1, 2014 at $7.71 per share, $3.2 million of equity awards for which vesting accelerated upon consummation of the acquisition, as well as other consideration of $0.5 million. The acquisition was carried out pursuant to the terms and conditions contained in an Agreement and Plan of Merger dated May 15, 2014 (as amended, the “merger agreement”). The integration of Overland and Sphere 3D positions the Company to address the rapidly growing cloud, virtualization, and data storage markets.
As per the terms of the merger agreement, Overland became a wholly-owned subsidiary of Sphere 3D, and Overland’s common stock ceased to be traded on the NASDAQ Capital Market. Under the terms of the merger agreement, Sphere 3D issued a total of 8,556,865 common shares for all of the outstanding Overland shares on the basis of one Overland share for 0.46385 common shares. In addition, the Company issued warrants to purchase up to 1,323,897 of our common shares, options to purchase up to 168,488 common shares and 673,776 restricted share units, calculated on the basis of the exchange ratio.
A summary of the estimated fair values of the assets acquired and liabilities assumed as of the closing date is as follows (in thousands):

Cash and cash equivalents	$2,312
Accounts receivable	10,558
Inventories	9,387
Property and equipment	4,117
Identifiable intangible assets	60,376
Other assets	2,364
Total identifiable assets acquired	89,114
Current liabilities	(28,133)
Debt - current	(4,749)
Debt - long term	(17,000)
Other liabilities	(3,990)
Deferred tax liabilities	(4,412)
Total identifiable liabilities assumed	(58,284)
Net identifiable net assets acquired	30,830
Goodwill	38,821
Net assets acquired	$69,651

Goodwill is comprised of expected synergies from combining Overland’s operations with that of the Company, including: (i) the creation of a larger and more diverse combined company to gain the scale, infrastructure and resources required to become a global virtualization company and to strengthen the Company’s ability to service and support partners and customers globally; (ii) the ability to better leverage Overland’s existing global distribution network of reseller, integrators and Tier One OEM’s, along with Overland’s global manufacturing, delivery and support networks; and (iii) the complementary nature of the respective products brings together next generation technologies for virtualization and cloud computing coupled with end-to-end scalable storage offerings enabling the combined company to address the larger and growing virtualization and cloud markets.
The fair value estimates for the assets acquired and liabilities assumed for the acquisition were based on estimates and analysis, including work performed by third party valuation specialists. None of the goodwill recognized upon acquisition is deductible for tax purposes.
The identified intangible assets as of the date of acquisition consisted of the following (in thousands):

	Estimated Fair Value	Weighted- Average Useful Life (years)
Channel partner relationships	$17,000	25.0
Developed technology	15,590	7.9
Customer relationships	816	9.0
Total finite lived intangible assets	33,406	16.6
Indefinite live intangible assets - trade names	26,970	n/a
Total identified intangible assets	$60,376

The following unaudited pro forma combined financial information gives effect to the acquisition as if it were consummated on January 1, 2014 (the beginning of the earliest fiscal period presented). The unaudited pro forma combined financial information is presented for informational purposes only, is not intended to represent or be indicative of the results of operations of us that would have been reported had the acquisition occurred on January 1, 2014, and should not be taken as representative of future consolidated results of operations of the combined company (in thousands):

Year Ended December 31, 2014
Net revenue	$93,591
Net loss	$(35,709)
Net loss per share	$(1.12)

In 2014, we incurred acquisition related expenses of $2.2 million, which consisted primarily of due diligence, legal and other one-time charges, and are included in general and administrative expense in the consolidated statements of operations.